Exhibit 99.5

Unaudited Pro-Forma Condensed Combined Financial Information

The accompanying unaudited pro-forma condensed financial information have been prepared to present the balance sheet and statements of operations of Fuda Group (USA) Corp. (the “Company” or “Fuda US”), to indicate how the consolidated financial statements of the Company might have looked like if the acquisition of Marvel Investment (“Marvel”) and Fuda Gold (UK) Limited (“Fuda UK”) transactions related to the acquisition had occurred as of the beginning of the periods presented.

The unaudited pro-forma condensed combined balance sheet as of June 30, 2015 and December 31, 2014 are presented as if the acquisition of Marvel had occurred on June 30, 2015 and on December 31, 2014, respectively.

The unaudited pro-forma condensed combined statements of operations for the six months ended June 30, 2015, and year ended December 31, 2014, are presented as if the acquisition of Marvel and Fuda UK had occurred on December 31, 2014 and were carried forward through each of the aforementioned periods presented.

The pro-forma condensed financial statements should be read in conjunction with a reading of the historical financial statements and accompanying notes of the Company included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015, and of Liaoning Fuda Mining Co, Ltd, Marvel and Fuda UK included in this Form 8-K for the year ended December 31, 2014 and the six months ended June 30, 2015.

These pro-forma condensed financial statements are presented for illustrative purposes only and are not intended to be indicative of actual consolidated financial position and consolidated results of operations had the purchase been in effect during the periods presented, or of consolidated financial condition or consolidated results of operations that may be reported in the future.

Note the pro-forma adjustments contained in the pro-forma condensed financial statements relate to the assumptions of all prior and existing liabilities of the Company upon consummation of the purchase.

FUDA GROUP (USA) CORP

PRO-FORMA CONSOLIDATED BALANCE SHEETS

December 31, 2014

(Unaudited)

	Historical			Pro-Forma
	(a)	(b)	(c)
	Fuda (US)	Marvel and Subsidiary	Fuda (UK)	Adjustments	Notes	Consolidated
Assets
Current Assets
Cash and cash equivalents	$-	$466	$-			$466
Accounts receivable, net	-	260,624	-			260,624
Inventory	-	3,843	-			3,843
Prepaid rent	-	65,058	-			65,058
Other receivables	-	1,985,178	-			1,985,178
Security deposits to suppliers	-	436,014	-			436,014
Total Current Assets	-	2,751,183	-			2,751,183
Land, property and equipment, net	-	52,286,087	-			52,286,087
Total Assets	-	55,037,270	-			55,037,270

Liabilities
Current Liabilities
Accounts payable and accrued expenses	-	8,420,643	-			8,420,643
Taxes payable	-	224	-			224
Due to related parties	-	1,548	-			1,548
Other payables	-	11,472	-			11,472
Trade financing loans	-	1,893,264	-			1,893,264
Total Current Liabilities	-	10,327,151	-			10,327,151
Total Liabilities	-	10,327,151	-			10,327,151

Commitments & Contingencies	-	-	-			-

Equity
Common stock, at par value	2,000	1,290	-	6,000	(d)	13,000
				(1,290)	(d)
				5,000	(e)
Additional paid-in capital	712	9,563,015	-	(6,000)	(d)	9,553,305
				(5,000)	(e)
				1,290	(d)
				(712)	(f)
Discount on common stock	(2,000)					(2,000)
Subscription receivables		(1,290)	-			(1,290)
Accumulated earnings (loss)	(712)	34,926,392	-	712		34,926,392
Accumulated other comprehensive income	-	220,712	-			220,712
Total Equity	-	44,710,119	-			44,710,119
Total Liabilities and Equity	$-	$55,037,270	$-			$55,037,270

See accompanying notes to financial statements

Notes

(a)	Derived from the unaudited balance sheet of Fuda Group (USA) Corp as of June 30, 2015 included in Form 10-Q filed on August 7, 2015.

(b)	Derived from the unaudited consolidated balance sheet of Marvel Investment Corporation Limited and Subsidiary as of June 30, 2015 included in this Form 8-K.

(c)	Fuda Gold (UK) Limited was incorporated on May 2015, no figures during the year ended December 31, 2014.

(d)	Fuda (US) to issue 62,000,000 shares of its common stock in exchange for 10,000 shares of Marvel.

(e)	Fuda Gold (UK) Limited was incorporated on May 2015, no figures during the year ended December 31, 2014.

(f)	Fuda (US)'s Year Ended December 31, 2014 Net Loss

FUDA GROUP (USA) CORP

PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

(Unaudited)

	Historical			Pro-Forma
	(a)	(b)	(c )
	Fuda (US)	Marvel and Subsidiary	Fuda (UK)	Adjustments	Notes	Consolidated
Revenues	$-	$42,518,470	$-			$42,518,470
Cost of sales	-	14,270,331	-			14,270,331
Gross margin	-	28,248,139	-			28,248,139

Operating expenses
Selling, general & administrative expenses	712	1,230,324	-	(712)	(d)	1,230,324
Total operating expenses	712	1,230,324	-			1,230,324

Income (Loss) from operations	(712)	27,017,815	-			27,017,815

Other income (expenses)
Interest income		152	-			152
Interest expense		(346,262)	-			(346,262)
Government rebate		343,477	-			343,477
Total other income (expenses)	-	(2,633)	-			(2,633)

Net income (loss) before income taxes	(712)	27,015,182	-			27,015,182

Income tax benefit	-	-	-			-

Net income (loss)	$(712)	$27,015,182	$-			$27,015,182

Foreign currency translation adjustment	-	(73,259)	-			(73,259)

Comprehensive income (loss)	$(712)	$26,941,923	$-			$26,941,923

See accompanying notes to financial statements

Notes

(a)	Derived from the unaudited balance sheet of Fuda Group (USA) Corp for the year ended December 31, 2014 included in Form 10-Q filed on August 7, 2015.

(b)	Derived from the unaudited consolidated balance sheet of Marvel Investment Corporation Limited for the year ended December 31, 2014 included in this Form 8-K.

(c)	Fuda Gold (UK) Limited was incorporated on May 2015, no figures during the year ended December 31, 2014.

(d)	Fuda (US)'s Year Ended December 31, 2014 Net Loss